UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 J Morris Commons Lane, Suite 105

Morrisville, North Carolina 27560

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 919-858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

A. Blue Citi Notes.

On February 12, 2021, Data443 Risk Mitigation, Inc. (the “Company”) entered into the Blue Citi Notes Settlement Agreement, with an effective date of February 8, 2021 (the “Blue Citi Agreement”), with Blue Citi LLC (“Blue Citi”). Pursuant to the Blue Citi Agreement, the Company and Blue Citi agreed, among other things, to (i) a fixed conversion price for each of the convertible variable price notes issued by the Company in favor of Blue Citi (collectively, the “Blue Citi Notes”); and, (ii) settle all disputes regarding the Blue Citi Notes and mutually release each other from all claims and liabilities arising under the Blue Citi Notes (other than the payment and conversion obligations under the Blue Citi Notes.

As additional consideration, the Company and Blue Citi further agreed as follows with regard to each of the Blue Citi Notes:

(i) All accrued and unpaid interest under the Blue Citi Notes shall be nullified in full and be deemed to be zero, and no further interest of any amount shall accrue on any of the Blue Citi Notes.

(ii) At no time shall the total ownership of shares of the Company’s common stock (the “Common Stock”) by Blue Citi exceed 9.99% of the total number of issued and outstanding shares of Common Stock.

(iii) The Company shall have no right to prepayment, or any other right to repay in cash, any of the Blue Citi Notes. Similarly, Blue Citi shall have no right to demand cash payment under any of the Blue Citi Notes.

(iv) Blue Citi shall be limited in its sales of Common Stock to a maximum of fifty million (50,000,000) shares of Common Stock each calendar week. However, in the event that the total volume of traded shares for the Common Stock exceeds three hundred million (300,000,000) in any calendar week, then the trading limitation for the following calendar week shall be increased to seventy five million (75,000,000) shares of Common Stock.

With regard to each of the respective Blue Citi Notes, the Company and Blue Citi further agreed as follows:

(i) Convertible note in the original principal amount of Two Hundred Thousand Dollars ($200,000) issued on 08 January 2020 shall have a fixed conversion price of $0.01, resulting in the issuance of 20,000,000 shares upon conversion.

(ii) Convertible note in the original principal amount of Twenty Five Thousand Dollars ($25,000) issued on 01 July 2020 shall be nullified in full and be deemed to be zero, and be of no further force and effect.

(iii) Convertible note in the original principal amount of One Hundred Fifty Thousand Dollars ($150,000) issued on 01 July 2020 shall have a fixed conversion price of $0.01, resulting in the issuance of 15,000,000 shares upon conversion.

(iv) Convertible note in the original principal amount of Two Hundred Thousand Dollars ($200,000) issued on 03 August 2020 shall have a fixed conversion price of $0.005, resulting in the issuance of 40,000,000 shares upon conversion.

(v) Convertible note in the original principal amount of Three Hundred Thousand Dollars ($300,000) issued on 24 August 2020 shall have a fixed conversion price of $0.005, resulting in the issuance of 60,000,000 shares upon conversion.

(vi) Convertible note in the original principal amount of Three Hundred Twenty Five Thousand Dollars ($325,000) issued on 30 September 2020 shall have a fixed conversion price of $0.015, resulting in the issuance of 21,666,667 shares upon conversion.

(vii) Convertible note in the original principal amount of Four Hundred Thousand Dollars ($400,000) issued on 17 November 2020 shall have a fixed conversion price of $0.0035, resulting in the issuance of 34,285,714 shares upon conversion.

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The foregoing description of the Blue Citi Agreement does not purport to be complete and is qualified in its entirety by the actual language contained in the Blue Citi Agreement.

B. Geneva Roth Note.

On February 16, 2021, the Company and Geneva Roth Remark Holdings, Inc. (“Geneva Roth”) finalized and closed the Securities Exchange Agreement, with an effective date of February 12, 2021 (the “Exchange Agreement”). Geneva Roth is the holder of that certain Convertible Promissory Note in the original principal amount of Sixty Three Thousand Dollars ($63,000) dated September 10, 2020, with a maturity date of September 10, 2021 (the “Geneva Roth Note”). Pursuant to the Exchange Agreement, and solely in exchange for the Geneva Roth Note, Geneva Roth exchanged the Geneva Roth Note for six thousand five hundred sixty (6,560) shares of our Series B Preferred Stock (the “Issued Shares”). The Original Note shall thereafter be cancelled and be of no further force and effect.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by the actual language contained in the Exchange Agreement.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Blue Citi Agreement; Blue Citi Notes; Exchange Agreement; and, Issued Shares, inclusive, is hereby incorporated by reference in this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 of this Current Report on Form 8-K with regard to the Issued Shares is hereby incorporated by reference in this Item 3.02. The Issued Shares were offered and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder; Section 3(a)(9) of the Securities Act; and, in reliance on similar exemptions under applicable state laws.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Blue Citi Agreement; Blue Citi Notes; Exchange Agreement; Geneva Roth Note; and, Issued Shares, inclusive, is hereby incorporated by reference in this Item 3.03.

ITEM 7.01	REGULATION FD DISCLOSURE.

On February 18, 2021, the Company issued a press release announcing the transactions effected under the Blue Citi Agreement and the Exchange Agreement, respectively.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following Exhibits are furnished with this Report:

Exhibit No.	Exhibit Description

99.1	Press Release issued by the Company on February 18, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 18 February 2021	DATA443 RISK MITIGATION, INC.

	BY:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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